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                                    EX. 10.7

                                      THIRD
                                AMENDMENT TO THE
                                     KEYCORP
                      SUPPLEMENTAL RETIREMENT BENEFIT PLAN
                               FOR KEY EXECUTIVES


         WHEREAS, KeyCorp has established the KeyCorp Supplemental Retirement Benefit Plan For Key Executives (the "Plan"), and

         WHEREAS, the Board of Directors of KeyCorp has authorized its Compensation and Organization Committee to permit amendments to the Plan, and

         WHEREAS, the Compensation and Organization Committee of the Board of Directors of KeyCorp has authorized the execution of this Third Amendment,

         NOW, THEREFORE, pursuant to such action of the Compensation and Organization Committee, the Plan is hereby amended as follows:

         1. Section 1.7 is amended to delete in its entirety and to substitute therefore the following:

                  "INCENTIVE COMPENSATION AWARD" shall mean an incentive compensation award granted to a Plan Participant under the KeyCorp Annual Incentive Plan and/or such other Employer-sponsored line of business incentive compensation plans that KeyCorp in its sole discretion determines to be included herein for purposes of determining a Participant's Incentive Compensation Award under the Plan. For purposes of this Section 1.7 hereof, an Incentive Compensation Award shall be deemed to be for the year in which the Incentive Compensation Award is earned (without regard to the actual time of payment), provided, however, that in no event shall more than one Incentive Compensation Award be included in determining a Participant's Salary for any applicable year.

         2. The amendment set forth in Paragraph 1 hereof, shall be effective as of the first day of January, 1999.

         3. Except as specifically amended herein, the Plan shall remain in full force and effect.


         IN WITNESS WHEREOF, KeyCorp has caused this Third Amendment to the Plan to be executed by its duly authorized officer as of the first day of July, 1999.


                                     KEYCORP


                                     By:
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                                     Title:
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